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                                                                       Exhibit 1

                              QUANTUM CORPORATION

                                  $250,000,000

                   7% Convertible Subordinated Notes Due 2004

                             Underwriting Agreement


                                                              New York, New York

                                                                   July 29, 1997




Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

                 Quantum Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to Salomon Brothers Inc (the "Underwriter") $250,000,000 principal amount of its 7% Convertible Subordinated Notes due
2004 (the "Firm Securities"). The Company also proposes to grant to you an option to purchase up to $37,500,000 additional principal amount of such Securities to cover over-allotments, if any (the "Option Securities" and, together with the Firm Securities, the "Securities"). The Securities are convertible into shares of Common Stock, $0.01 par value, of the Company ("Common Stock"). The Securities are to be issued under an indenture (the "Indenture") dated as of August 1, 1997 as supplemented by a supplemental indenture (the "Supplemental Indenture") dated as of August 1, 1997, between the Company and LaSalle National Bank, as trustee (the "Trustee").

                 1. Representations and Warranties. The Company represents and warrants to the Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (w) hereof.
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                 (a)  If the offering of the Securities is a Delayed Offering
(as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                          (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-29525) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                     (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a



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         registration statement (file number 333-29525) on such Form, including a basic prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4) or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

         (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act"), and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date





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    and on the Closing Date, the Indenture and the Supplemental Indenture did
    or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Final Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Final Prospectus (or any supplement or amendment thereto).

         (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing





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would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Other than Quantum Peripherals (Europe) S.A. (a "Material Subsidiary"), no subsidiary of the Company is a "significant subsidiary" as such term is defined Regulation S-X under the Act.

         (e) The Company has a good and marketable title to all the properties and assets owned by it or reflected as owned by it in the Final Prospectus which are material to the business of the Company subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the Final Prospectus, or (ii) those which are not material in amount or do not adversely affect the use made and proposed to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not material in relation to the business of the Company. Except as disclosed in the Final Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted, or as proposed to be conducted, in each case as discussed in or contemplated by the Final Prospectus.

         (f) The Company's authorized equity capitalization is as set forth in the Final Prospectus. The capital stock of the Company conforms to the description thereof contained in the Final Prospectus.

         (g) The shares of Common Stock outstanding immediately prior to the issuance of the Securities to be sold by the Company have been duly authorized and are validly issued, fully paid and nonassessable.

         (h) This Agreement has been duly authorized, executed and delivered by the Company.

         (i) The Securities have been duly and validly authorized and, when executed, authenticated and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will (i) be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights, (ii) be valid and binding obligations of the Company enforceable in accordance with





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    their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) be entitled to the benefits of the Indenture and the Supplemental Indenture pursuant to which such securities are to be issued. Upon delivery of the Securities pursuant to this Agreement and payment therefor as contemplated herein, the Underwriter will acquire good and marketable title to the Securities, free and clear of any liens, claims, encumbrances, and security interests or other defect in title created by the Company.

         (j) The Common Stock reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when executed and issued upon conversion of such Securities in accordance with the terms of such Securities, will be duly and validly issued, fully paid and non-assessable. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights or similar rights to subscribe for the Securities or the shares of Common Stock issuable upon conversion thereof.

         (k) The Indenture and the Supplemental Indenture pursuant to which the Securities are to be issued have been duly authorized,and when executed and delivered by the Company, will be valid and binding agreements of the Company, enforceable in accordance with their respective terms except as
    (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (l) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Supplemental Indenture and the Securities will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or, except as set forth in the Final Prospectus, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to





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    the Company and its subsidiaries, taken as a whole, or any judgment, order decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Supplemental Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and except as may be required under federal securities laws with respect to the Company's obligations under the Underwriting Agreement.

         (m) Except as expressly identified in the Final Prospectus there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Basic Prospectus.

         (n) The consolidated financial statements of the Company and its consolidated subsidiaries, together with related schedules and notes, included in the Registration Statement and the Final Prospectus present fairly the consolidated financial position and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods or at the dates therein specified; such consolidated and combined financial statements and related schedules and notes have been





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    prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved except as otherwise noted in such financial statements; and the other financial data concerning the Company and its subsidiaries set forth in the Registration Statement and Final Prospectus (and any amendment or supplement thereto) are accurately presented and were derived from such financial statements and the books and records of the Company.

         (o) Neither the Company nor any of its subsidiaries is (i) in violation of its articles of incorporation or bylaws, or other organizational documents, or (ii) in violation in any material respect of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or its subsidiaries, or (iii) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries, or (iv) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or its subsidiaries are a party or by which it or any of their properties may be bound, which, in the case of clauses (ii), (iii), and
    (iv), would have a material adverse effect on the Company and its subsidiaries taken as a whole.

         (p) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Final Prospectus and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Supplemental Indenture or the Securities or to consummate the transactions contemplated by the Final Prospectus.

         (q) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and





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    assets and to conduct its business in the manner described in the Final
    Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as whole.

         (r) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         (s) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wasters, pollutants or contaminant ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, in each case, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (t) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required clean-up, closure of properties or compliance with Environmental Laws or any permit, license of approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as whole.





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         (u)  Except as disclosed in the Final Prospectus, the Company and each of its subsidiaries owns or possesses, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) trademarks, service marks, mask works, approvals, governmental authorizations and trade names necessary to the conduct of the business as now operated by them, except such as are not material to the business names, patent rights, masks works, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operation or prospects of the Company, and the Company has no knowledge of any material infringement by it of trademarks, trade name rights, patent rights, mask works, copyrights, licenses, trade secrets or similar rights of others and, except as disclosed in the Final Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (v) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

         (w) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is





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    first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date.
    "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time, (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post- effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective





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    date thereof.  A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

         2.  Purchase and Sale.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of 97.75% of the principal amount thereof, plus accrued interest, if any, from August 1, 1997 to the Closing Date, the principal amount of the Firm Securities set forth opposite the Underwriter's name in Schedule I hereto. Each Security will be convertible at the option of the holder into shares of Common Stock at a conversion price of $46.325 ("Conversion Price"), which Conversion Price is subject to adjustment in certain events, as provided in the Indenture


         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option (the "Option") to the Underwriter to purchase the Option Securities at a purchase price of 97.75% of the principal amount thereof, plus accrued interest, if any, from August 1, 1997 to the settlement date for the Option Securities. The Option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriter. The Option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Underwriter to the Company setting forth the principal amount of Option Securities as to which the Underwriter is exercising the Option and the settlement date therefor. Delivery of the certificates for the Option Securities, and payment therefor, shall be made as provided in Section 3 hereof.

         3. Delivery and Payment. Delivery of and payment for the Firm Securities and Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on August 1, 1997, or such later





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date as the Underwriter shall designate, which date and time may be postponed by agreement between the Underwriter and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriter against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in same day funds. Delivery of the Securities shall be made at such location as the Underwriter shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of Wilson Sonsini Goodrich & Rosati, Palo Alto, California. Certificates for the Securities shall be registered in such names and in such denominations as the Underwriter may request not less than three full business days in advance of the Closing Date.

         The Company agrees to have the Securities available for inspection, checking and packaging by the Underwriter in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         If the Option is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Underwriter, at Seven World Trade Center, New York, New York, on the date specified by the Underwriter (which shall be within three business days after exercise of the Option), certificates for the Option Securities in such names and denominations as the Underwriter shall have requested against payment of the purchase price thereof to upon order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in same day funds. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Underwriter on the settlement date for the Option Securities, and the obligation of the Underwriter to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 5 hereof.

         4.  Agreements.  The Company agrees with the Underwriter that:





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         (a) The Company will use its best efforts to cause the Registration
    Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or





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    if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

         (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and Final Prospectus and any supplement thereto as the Underwriter may reasonably request.


         (e) The Company will arrange for the qualification of the Securities for sale under the laws of such U.S. jurisdictions as the Underwriter may designate, and will maintain such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required to execute a general consent to service of process or take any action that would subject it to taxation of any jurisdiction where it is not already so subject.

         (f) Except for certain exceptions pertaining to employee benefit plans and outstanding options to purchase Common Stock and the issuance of Common Stock as consideration in the acquisition of the stock or assets of another entity (provided that in connection with such acquisitions the number of shares so issued shall not exceed 5% of the currently outstanding shares of Common Stock), the Company will not, without the prior written consent of the Underwriter, for a period of 60 days after the Execution Time, directly or indirectly, offer to sell, sell, grant any option for the sale of or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for any shares of Common Stock, or any right or option to acquire any such shares or securities or offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities).

         (g) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that, so long as it is engaged in the distribution of Securities pursuant to this Agreement, it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the

    Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Final Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         5. Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Firm Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder in all material respects and to the following additional conditions:

         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

             (b)(i) The Company shall have furnished to the Underwriter the opinion of Wilson, Sonsini, Goodrich & Rosati, counsel for the Company, dated the Closing Date, to the effect that:

             (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

             (B) this Agreement has been duly authorized, executed and delivered by the Company;

             (C) the Indenture and the Supplemental Indenture pursuant to which the Securities are to be issued have been duly authorized, executed and delivered by the Company, and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms (assuming due execution and delivery by the Trustee); the Indenture has been duly qualified under the Trust Indenture Act;

             (D) the Company's authorized equity capitalization as of July 29, 1997 is as set forth in the Final Prospectus.

             (E) the Securities have been duly authorized by all necessary corporate action on the part of the Company and when duly executed and authenticated in accordance with the terms of the Indenture and the

         Supplemental Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, as supplemented by the Supplemental Indenture;

             (F) the shares of Common Stock initially issuable on conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion in accordance with the terms of the Indenture and the Supplemental Indenture, will be validly issued, fully paid and non-assessable, and there are no preemptive or, to such counsel's knowledge, other rights to subscribe for or purchase any of the shares of Common Stock issuable upon conversion of the Securities pursuant to the Company's charter or bylaws or, to the knowledge of such counsel, any Reviewed Agreement binding on the Company ("Reviewed Agreement" to be defined as any agreement which would be required to be filed as an Exhibit to an Annual Report on Form 10-K of the Company pursuant to Item 601(b)(10) of Regulation S-K if such Form 10-K was filed as of the date of such opinion, as certified to such counsel by the Company);

             (G) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is subject other than proceedings fairly summarized in all respects in the Final Prospectus and, to such counsel's knowledge, proceedings that would not have a material adverse affect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture (as supplemented by the Supplemental Indenture) or the Securities.

             (H) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

             (I) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Supplemental Indenture and the Securities will not contravene any provision of applicable U.S. federal or state law or the certificate of incorporation or bylaws of the Company or, to the knowledge of such counsel and except as set forth in the Final Prospectus, any Reviewed Agreement binding upon the Company or any of its subsidiaries, or any judgment, order or decree of any U.S.
         federal or state governmental body, agency or court having jurisdiction over the Company or any of its properties or any of its subsidiaries or any of their property, and no consent, approval, authorization or order of or qualification with any U.S. federal or state governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Supplemental Indenture and the Securities except such as are specified and have been obtained, such as are contemplated by the terms thereof, and such as may be required by the securities or Blue Sky laws of the various states in connection with the purchase and distribution of the Securities by you;

             (J) The statements in (i) the Final Prospectus under the captions "Description of Notes" and "Description of Capital Stock," (ii) in the Basic Prospectus under the caption "Description of Debt Securities" and (iii) in the Company's Current Report on Form 8-K filed with the Commission on July 29, 1997 under the caption "Litigation," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects the matters referred to therein.

             (K) The statements in the Final Prospectus under the caption "Certain Federal Income Tax Considerations," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

             (L) To the best of such counsel's knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

         In addition, such counsel shall state that nothing has come to the attention of such counsel which causes such counsel to believe that (other than financial statements and other financial and statistical information included therein as to which such counsel need not express any belief) the Final Prospectus when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to this paragraph, counsel may state their opinion and belief are based upon their participation in the preparation of the Final Prospectus (and any amendments or supplements thereto) and the documents incorporated therein by reference and review and discussion of the contents thereof, including incorporated documents, but are without independent check or verification except as specified.

             Such counsel's opinions that any agreement is valid, binding or enforceable in accordance with its terms may be qualified as to:

        i) limitations imposed by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally;

       ii) rights to indemnification and contribution which may be limited by applicable law or equitable principles; and

      iii) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such validity and binding effect are considered in a proceeding in equity or at law.

    In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, the State of California, the General Corporation Law of the State of Delaware or the State of New York (it being understood that such counsel's opinion as to matters of laws of the State of New York shall be limited to the validity, binding effect and enforceability of Indenture, Supplemental Indenture and Securities set forth in paragraphs (C) and (E) above, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

             (ii) The Company shall have furnished to the Underwriters an opinion for each of the Material Subsidiaries from Counsel qualified to give such opinion, dated the Closing Date, to the effect that each Material Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

         (c) On the Closing Date, the Company shall have furnished to the Underwriter the opinion of Andrew L. Kreyder, Vice President, Finance and Corporate General Counsel of the Company, addressed to the Underwriter to the effect that:

             (i) To such counsel's knowledge, after due inquiry, there is no franchise, contract or other document of a character required to be disclosed in the Registration Statement or Prospectus, or to be filed as an exhibit, that is not described or filed as required.

         (d) The Underwriter shall have received from Munger, Tolles & Olson LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

             (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

             (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) since the date of the most recent financial statements incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

         (f) At the Closing Date, Ernst & Young LLP shall have furnished to the Underwriter a letter or letters (which may refer to letters previously delivered to the Underwriter), dated as of the Closing Date, in form and substance satisfactory to the Underwriter, confirming that they are independent auditors within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

             (i) in their opinion the audited consolidated financial statements and financial statement schedule incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

             (ii) on the basis of: a reading of the latest unaudited consolidated financial statements made available by the Company; procedures performed in accordance with standards established by the American Institute of Certified Public Accountants on the unaudited interim financial information incorporated in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the fiscal 1998 minutes of the meetings of the stockholders, board of directors and Audit and Compensation Committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                 (1) any unaudited consolidated financial statements incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                 (2) with respect to the period subsequent to the date of the period subsequent to the date of the most recent financial statements (other than capsule information), audited or unaudited, incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the capital stock of the Company (other than from activity pursuant to equity awards under various benefit plans or pursuant to conversion of convertible subordinated notes) or any increases in the long-term debt (excluding current portion) of the consolidated Company (other than borrowings which may have occurred under credit agreements in place at June 29, 1997, as amended, or resulting from changes in foreign currency exchange rates) as compared with the amounts shown on the most recent consolidated balance sheet incorporated in the Registration Statement and the Final Prospectus, or for period from the date of the most recent financial statements incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriter; and


             (iii) they have performed certain other specified procedures as agreed by the Underwriter as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, and the Company's current Report on Form 8-K dated July 28, 1997, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.


         References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

         (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or
    (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

         (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (i) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         6. Reimbursement of Underwriter's Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriter, the Company will reimburse the Underwriter upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

     Notwithstanding the foregoing, on or promptly after the Closing Date (or the settlement date of the Option Securities, as the case may be), the Underwriter agrees to reimburse the Company for certain expenses incurred by the Company in connection with the offering of the Securities up to a maximum amount of $312,500 ($359,375 if the Option is exercised in full).

         7.  Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the documents referred to in the foregoing indemnity, and you, confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
    (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
    (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriter from the offering of the Securities; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriter in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriter. The Company and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this

    Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as the Underwriter and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by more than one hour by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancelation of this Agreement.

         10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 500 McCarthy Boulevard, Milpitas, California 95035, attention of the legal department.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Underwriter.

                                         Very truly yours,

                                         Quantum Corporation

                                         By: /s/ Richard L. Clemmer
                                         --------------------------------
                                         Richard L. Clemmer
                                         Executive Vice President, Finance
                                         and Chief Financial Officer



The foregoing Agreement is
hereby confirmed and accepted
as of the date first
above written.

Salomon Brothers Inc

By: Salomon Brothers Inc

By: /s/ Spencer Wang
----------------------------
        Associate

                                   SCHEDULE I



                                                        Principal Amount
                                                        of Securities to
Underwriter                                               be Purchased
                                                        ----------------

Salomon Brothers Inc...............................       $250,000,000


                           This is a Delayed Offering